Exhibit 99.1

ZOMAX SHAREHOLDERS APPROVE MERGER

MINNEAPOLIS, MN, October 18, 2006 - Zomax Incorporated (Nasdaq: ZOMX) announces that at a special meeting of shareholders held today, holders of a majority of the outstanding shares of Zomax Incorporated (“Zomax”) common stock approved the merger contemplated by the Agreement and Plan of Merger dated August 8, 2006 by and among Zomax, Inomax, LLC (“Inomax”) and Zomax Merger Corp., a wholly-owned subsidiary of Inomax (“Merger Sub”).  Assuming the remaining conditions to the closing of the merger are satisfied, Zomax anticipates the closing of the merger will occur on or about October 20, 2006.  Upon closing each outstanding share of Zomax common stock will be converted into the right to receive $2.09 in cash without interest.

Zomax’s common stock is currently registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and listed on The NASDAQ Global Market (the “NASDAQ”) under the symbol “ZOMX.”  After the merger, Zomax’s shares will cease to be traded on the NASDAQ, and shareholders will receive information regarding the procedures to be followed to obtain payment of the merger consideration.  After the effective time of the merger, Zomax will no longer be required to file periodic reports with the Securities and Exchange Commission (the “SEC”) and registration of Zomax’s shares under the Exchange Act will be terminated.

About Zomax

Zomax helps companies more efficiently bring their products and content to market worldwide. Our comprehensive program management approach helps companies develop, manage and improve their rapidly changing product and program supply chains.  Zomax’ solutions leverage a modular suite of supply chain services that include project management, data management, customer contact and e-commerce services, sourcing management, CD/DVD production, assembly and kitting services, JIT physical and electronic fulfillment and returns management. Founded in 1993, Zomax currently operates 8 facilities across the United States, Canada, Mexico and Ireland. For more information on Zomax, visit http://www.zomax.com or call (866) 553-9393.

Forward-Looking Statements

Certain statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements relate to our expectations as to the impact and closing of the proposed merger.  We caution investors that these forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. These factors include, without limitation, the satisfactory completion of the conditions to the closing of the proposed transaction and the timely closing of the transaction itself; the proposed transaction may involve unexpected costs or liabilities; the business of Zomax may suffer as a result of uncertainty surrounding the proposed transaction; the changes and volatility in the personal computer hardware and software industry, particularly with respect to the demand for CD and DVD media, from which a significant portion of our revenues are derived; macroeconomic factors that influence the demand for personal computer hardware and software and the resulting demand for our services; consolidation among our customers or competitors, which could cause disruption in our customer relationships or displacement of us as a services provider to one or more customers;  increased competition within our industry and increased pricing pressure from our customers; our dependence on relatively few customers for a majority of our revenues; fluctuations in our operating results from quarter-to-quarter, which are influenced by many factors outside of our control, including variations in the demand for particular services we offer or the content included in the products we produce for our customers; the volatility of polycarbonate prices; and other risks and uncertainties, including those identified and discussed in detail under the caption “Risks and Uncertainties” in Item 1A of our 2005 Form 10-K.  We undertake no obligation to update or revise any forward-looking statements we make in this release due to new information or future events.  Investors are advised to consult any further disclosures we make on this subject in our filings with the Securities and Exchange Commission, especially on Forms 10-K, 10-Q and 8-K, in which we discuss in more detail various important factors that could cause actual results to differ from expected or historical results.

Company Contacts:

Anthony Angelini

President and CEO

Zomax Incorporated

(763) 553-9300

Dick Barnes

EVP and CFO

Zomax Incorporated

(763) 553-9300